UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2010

EVOLUTION PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-32942	41-1781991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2500 City West Blvd., Suite 1300, Houston, Texas 770042

(Address of Principal Executive Offices)

(713) 935-0122

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 19, 2010, Evolution Petroleum Corporation issued a press release announcing that it has entered into a joint venture with an industry partner to drill up to five horizontal development wells in the Giddings Field in central Texas.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The foregoing description of the terms of the joint venture agreement is qualified in its entirety by reference to the Joint Development Agreement, a copy of which, excluding exhibits, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
99.1	Evolution Petroleum Corporation Press Release, dated July 19, 2010.
99.2	Form of Joint Development Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2010

Evolution Petroleum Corporation

By:	/s/ Sterling H. McDonald
Sterling H. McDonald
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Evolution Petroleum Corporation Press Release, dated July 19, 2010.
99.2	Form of Joint Development Agreement